Exhibit 32.2

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Quarterly Report of Silgan Holdings Inc. (the "Company") on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Robert B. Lewis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


/s/ Robert B. Lewis
----------------------------
Robert B. Lewis
Executive Vice President and
Chief Financial Officer

November 9, 2009


A signed original of this written statement required by Section 906 has been provided to Silgan Holdings Inc. and will be retained by Silgan Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.